Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.7181%


        Excess Protection Level
          3 Month Average   5.81%
            November, 1999   5.72%
            October, 1999   6.01%
            September, 1999   5.70%


        Cash Yield                                  18.33%


        Investor Charge Offs                         4.89%


        Base Rate                                    7.72%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,130,074,923.19